Investment Company Act No. 811-08085

    As filed with the Securities and Exchange Commission on January 15, 1998

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                      American Skandia Advisor Funds, Inc.

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1) Title of each class of securities to which transaction applies:
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         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4) Proposed maximum aggregate value of transaction:
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         5) Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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


                                American Skandia
                               Advisor Funds, Inc.
                                  P.O. Box 8012
                              Boston, MA 02266-8012
                            Telephone (888) 386-3484
                               Fax (617) 774-3251

January 16, 1998

Dear Valued Customer,


As a shareholder of the ASAF Founders Small Capitalization Fund and/or the ASAF Founders International Small Capitalization Fund (the "Funds") of American Skandia Advisor Funds, Inc. ("ASAF"), you are cordially invited to special meetings of the shareholders of the Funds to be held at the offices of American Skandia Investment Services, Inc. ("ASISI") at One Corporate Drive, Shelton, CT, on February 24, 1998 at 10:00 a.m. and 10:30 a.m, respectively.

Shareholders of the each Fund are being asked to approve or disapprove a proposal to approve a new Sub-Advisory Agreement between ASISI and Founders Asset Management LLC regarding investment advice to the respective Fund. As more fully explained in the attached Proxy Statement, because of the upcoming acquisition of Founders Asset Management, Inc. ("Founders") by Mellon Bank, N.A., the existing Sub-Advisory Agreements between ASISI and Founders regarding the Funds will terminate automatically, as a matter of law. The new agreements will be on terms substantially identical to the prior agreements. Approval of the proposals will in no way increase the advisory fees, sub-advisory fees or expenses of the Funds, and is not expected to change the level, nature or quality of services you receive.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it promptly in the envelope provided to be received by ASAF on or before the close of business on February 23, 1998. If we do not receive sufficient votes to approve these proposals, we may have to send additional mailings or conduct telephone canvassing. Therefore, if you do not return your proxy card(s), you may receive a telephone call from our proxy solicitor D.F. King & Co., Inc. soliciting your vote.

Any questions or concerns you may have regarding the special meetings or the proxies can be directed to your financial representative. If you need assistance in completing your proxy card(s), please contact D.F. King at 1-800-859-8511.

Sincerely,


/s/Gordon C. Boronow
Gordon C. Boronow
Vice President
American Skandia Advisor Funds, Inc.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                  P.O. Box 8012
                        Boston, Massachusetts 02266-8012

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                     OF THE
                     ASAF FOUNDERS SMALL CAPITALIZATION FUND
                                     AND THE
              ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND

                                   To be held
                                February 24, 1998

To the Shareholders of the ASAF Founders Small Capitalization Fund and ASAF Founders International Small Capitalization Fund of American Skandia Advisor Funds, Inc.:

         Notice is hereby given that Special Meetings of Shareholders of the ASAF Founders Small Capitalization Fund and ASAF Founders International Small Capitalization Fund (the "Funds") of American Skandia Advisor Funds, Inc. (the "Company") will be held at One Corporate Drive, Shelton, Connecticut 06484 on February 24, 1998 at 10:00 a.m. and 10:30 a.m. Eastern Time, respectively, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of each Fund to vote (the "Meetings"), for the following purposes:

I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Founders Asset Management LLC regarding investment advice to the ASAF Founders Small Capitalization Fund.

II. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Founders Asset Management LLC regarding investment advice to the ASAF Founders International Small Capitalization Fund.

III. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The shareholders of the ASAF Founders Small Capitalization Fund are entitled to vote on Proposal I. The shareholders of the ASAF Founders International Small Capitalization Fund are entitled to vote on Proposal II.

         The matters referred to above in I and II are discussed in detail in the Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on December 29, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meetings. Each share of a Fund is entitled to one vote with respect to a proposal on which a Fund's shareholders are entitled to vote.

         You are cordially invited to attend the Meetings. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose.
The proxy is being solicited on behalf of the Board of Directors.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By order of the Board of Directors

                                            /s/Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Advisor Funds, Inc.

January 16, 1998

                                 PROXY STATEMENT

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                  P.O. Box 8012
                        Boston, Massachusetts 02266-8012

                     SPECIAL MEETINGS OF SHAREHOLDERS OF THE
                     ASAF FOUNDERS SMALL CAPITALIZATION FUND
                                     AND THE
              ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND

                                   To be held
                                February 24, 1998

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of American Skandia Advisor Funds, Inc. (the "Company") for use at Special Meetings of the Shareholders of the ASAF Founders Small Capitalization Fund (the "Small Capitalization Fund") and the ASAF Founders International Small Capitalization Fund (the "International Fund") (each, a "Fund" and collectively, the "Funds") of the Company to be held at One Corporate Drive, Shelton, Connecticut 06484 on February 24, 1998, at 10:00 a.m. and 10:30 a.m. Eastern Time, respectively (the "Meetings"), or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meetings (the "Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about January 19, 1998.

         All shares of a Fund held by a shareholder of the Fund will be voted by the Company in accordance with voting instructions received from such shareholder. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. The Company has fixed the close of business on February 23, 1998 as the last day on which proxies will be accepted.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Company. The Company has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, for a fee that is not expected to exceed $4,000 plus reasonable out-of-pocket expenses for mailing and telephone costs. Neither the Company nor the Funds will pay any of the costs of the Meetings, including the costs related to the solicitation of proxies.

     You may call D. F. King toll free at 1-800-859-8511 and authorize D.F. King to sign a proxy on your behalf. In addition, as the meeting date approaches, you may receive a phone call from a representative of D.F. King if the Company has not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below that are intended to determine accurately the shareholder's identity and voting instructions.

         When soliciting a proxy by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. The D.F. King representative will them explain the voting process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.

         The Annual Report of the Company, including audited financial statements for the fiscal period from the Company's commencement of operations on July 28, 1997 until October 31, 1997 (the "Report"), has been previously sent to shareholders. The Company will furnish additional copies of the Report to a shareholder upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on December 29, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meetings. Each shareholder is entitled to one vote for each full share, regardless of class. As of the Record Date, 203,479 shares of capital stock of the Small Capitalization Fund were outstanding, and 127,622 shares of the International Fund were outstanding.

         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Company's funds, including the Funds. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of American Skandia Marketing, Incorporated ("ASM"), which is the distributor of the Funds. The principal offices of ASISI, ASIHC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.

     Under Sub-Advisory Agreements with ASISI, Founders Asset Management, Inc. ("Founders") serves as sub-advisor to the Funds and, subject to the supervision and control of ASISI and the Board of Directors, determines the securities to be purchased for and sold from the Funds. Founders, located at 2930 East Third Avenue, Denver, Colorado 80206, was organized in 1938 and was reincorporated in Delaware in 1970. Founders' Chairman, Chief Executive Officer, Chief Investment Officer and sole director is Bjorn K. Borgen. Mr. Borgen's address is 2930 East Third Avenue, Denver, Colorado 80206. Mr. Borgen currently owns 100% of Founders' voting stock.

         The Administrator of the Funds, and every other fund of the Company, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         Shareholders of each Fund are being asked to consider and vote on a new sub-advisory agreement for such Fund. Approval of the new sub-advisory agreement for a Fund is not contingent upon shareholder approval of the new sub-advisory agreement for the other Fund. As explained in more detail below, the existing sub-advisory agreements for the Funds will terminate automatically, by operation of law, upon the consummation of the merger (the "Merger") of Founders into a subsidiary of Mellon Bank, N.A. ("Mellon"). The name of this subsidiary will be Founders Asset Management LLC ("New Founders"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing sub-advisory relationship for the Funds under new contracts (the "New Small Capitalization Sub-Advisory Agreement," the "New International Sub-Advisory Agreement", and collectively the "New Sub-Advisory Agreements"). The Merger and the terms of the New Sub-Advisory Agreements are discussed below. Other than the date of the agreements and the fact that New Founders, rather than Founders, is the sub-advisor, the proposed New Sub-Advisory Agreements are identical in form and terms to the present agreements.

         As illustrated by the following table summarizing which Fund is being solicited for each proposal, shareholders can vote only on the New Sub-Advisory Agreement(s) for the Fund or Funds in which they own shares. However, because the facts involved in each Proposal do not differ materially, the Proposals are discussed together below.

         Proposal                                             Fund

I.     Approval of New Sub-Advisory Agreement        Small Capitalization Fund
Between American Skandia Investment Services,
Incorporated and  Founders Asset Management LLC with
Respect to the ASAF Founders Small  Capitalization
Fund

II.    Approval of New Sub-Advisory                  International Fund
Agreement Between American Skandia
Investment Services, Incorporated and
Founders Asset Management LLC with Respect to the ASAF Founders International Small
Capitalization Fund

                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                        AND FOUNDERS ASSET MANAGEMENT LLC
              IN CONNECTION WITH ADVISORY SERVICES PROVIDED TO THE
                     ASAF FOUNDERS SMALL CAPITALIZATION FUND

                                   PROPOSAL II

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
     AND FOUNDERS ASSET MANAGEMENT LLC IN CONNECTION WITH ADVISORY SERVICES
                                PROVIDED TO THE
                           ASAF FOUNDERS INTERNATIONAL
                            SMALL CAPITALIZATION FUND

Background

         Small Capitalization Fund. Since the Small Capitalization Fund commenced operations on July 28, 1997, ASISI has served as investment adviser to the Small Capitalization Fund pursuant to an Investment Management Agreement (the "Small Capitalization Investment Management Agreement") with the Company. The Small Capitalization Investment Management Agreement, effective June 1, 1997, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Small Capitalization Fund's operations, ASISI may engage, subject to the approval of the Board of Directors and, where required, the shareholders of the Small Capitalization Fund, a sub-advisor to provide advisory services in relation to the Small Capitalization Fund. Under the Small Capitalization Investment Management Agreement, ASISI may delegate to a sub-advisor the duty, among other things, to formulate and implement the Small Capitalization Fund's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the Small Capitalization Fund. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement (the "Existing Small Capitalization Sub-Advisory Agreement"), effective June 1, 1997 with Founders, pursuant to which those duties were delegated to Founders. Founders has served as sub-advisor to the Small Capitalization Fund since it commenced operations.

         The Existing Small Capitalization Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined under the Investment Company
Act) (the "Independent Directors"), on May 16, 1997. The Existing Small Capitalization Sub-Advisory Agreement was not, and was not required to be, approved by the shareholders of the Small Capitalization Fund after the Fund commenced operations.

         International Fund. Since the International Fund commenced operations on July 28, 1997, ASISI has served as investment adviser to the International Fund pursuant to an Investment Management Agreement (the "International Investment Management Agreement") with the Company. The International Investment Management Agreement, effective June 1, 1997, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the International Fund's operations, ASISI may engage, subject to the approval of the Board of Directors and, where required, the shareholders of the International Fund, a sub-advisor to provide advisory services in relation to the International Fund. Under the International Investment Management Agreement, ASISI may delegate to a sub-advisor the duty, among other things, to formulate and implement the International Fund's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the International Fund. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement (the "Existing International Sub-Advisory Agreement"), effective June 1, 1997 with Founders, pursuant to which those duties were delegated to Founders. Founders has served as sub-advisor to the International Fund since it commenced operations.

         The Existing International Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the Independent Directors on May 16, 1997. The Existing International Sub-Advisory Agreement was not, and was not required to be, approved by the shareholders of the International Fund after the Fund commenced operations.

         The Merger. On December 11, 1997, Mellon entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with New Founders, Founders, and Bjorn K. Borgen, pursuant to which Founders would be merged into New Founders, a newly-created subsidiary of Mellon. Upon the consummation of the Merger (expected to occur in the first quarter of this year), Founders will cease to exist as a separate entity, and New Founders will assume all of its assets, liabilities, business and operations. Shareholder approval of the New Sub-Advisory Agreements is being sought because the Merger will result in an "assignment" (as defined by the Investment Company Act) of the Existing Sub-Advisory Agreements, resulting in the Existing Sub-Advisory Agreements' automatic termination.

         Under the Merger Agreement, shareholders of Founders will receive a total of $270 million in consideration for their Founders shares. The Company has been advised by Founders that the Merger will not have any effect upon the nature, quality and extent of services provided to ASISI and the Funds. In addition, the portfolio manager of each of the Funds is not expected to change as a result of the Merger, and each portfolio manager has received an employment agreement that includes various incentives to remain with New Founders.

         Mellon. Mellon is a subsidiary of Mellon Bank Corporation ("MBC"), a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MBC are located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. MBC provides a comprehensive range of financial products and services in domestic and selected international markets. MBC's banking subsidiaries are located in Pennsylvania, Massachusetts, Delaware, Maryland, and New Jersey, while other subsidiaries are located in key business centers throughout the United States and abroad. MBC currently ranks among the nation's largest bank holding companies based on market capitalization.

         MBC's principal wholly-owned subsidiaries are Mellon, The Boston Company, Inc., Mellon Bank (DE) National Association, Mellon Bank (MD) National Association, and a number of companies known as Mellon Financial Services Corporation. MBC also owns a federal savings bank headquartered in Pennsylvania, Mellon Bank, F.S.B. The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies, is a wholly-owned subsidiary of Mellon. MBC's banking subsidiaries engage in retail financial services, commercial banking, trust and investment management services, residential real estate loan financing, mortgage servicing, equipment leasing, mutual fund activities and various securities-related activities. Through its subsidiaries, MBC managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, various subsidiaries of MBC provided non-investment services, such as custodial or administration services, for approximately $1.488 trillion in assets, including $60 billion in mutual fund assets.

         Based on Securities and Exchange Commission ("SEC") filings, MBC has informed the Company that it is not aware of any persons who, as of September 30, 1997, either individually or as a group, beneficially owned more than 10% of MBC's outstanding voting securities.

Evaluation of the Board of Directors

         At a meeting of the Board of Directors of the Company held on December 2, 1997, the Board of Directors gave approval to the New Sub-Advisory Agreements, and authorized the officers of the Company to prepare this proxy statement. In evaluating the New Sub-Advisory Agreements, the Board of Directors considered the fact that the Existing Sub-Advisory Agreements are identical to the New Sub-Advisory Agreements (except for their effective dates and that New Founders, rather than Founders, is the sub-advisor), including the terms relating to the services to be provided and the fees to be paid to New Founders thereunder. The Board of Directors considered the performance of Founders to date in providing services to the Funds, and the skills and capabilities of the personnel of Founders.

         The Board of Directors considered to be particularly important assurances from both Founders and Mellon that the Merger would not have any adverse effect on the nature, quality or extent of the services that Founders provides to the Funds. The Board of Directors also considered assurances from Founders that New Founders would operate as a separate subsidiary of Mellon, and that it was not Mellon's intention to attempt to influence New Founders' investment decisions. In addition, the Board of Directors considered the fact that the senior management of Founders, including Michael K. Haines, the portfolio manager of the Small Capitalization Fund, and Michael W. Gerding, the portfolio manager of the International Fund, have entered into employment agreements that include various incentives to remain with New Founders. The Board of Directors also considered Mellon's reputation and its substantial resources.

         Based on the Board of Directors' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Board of Directors determined that the New Sub-Advisory Agreements are in the best interests of the Funds and their respective shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted to recommend that the Funds' shareholders vote to approve the New Sub-Advisory Agreements.

The New and Existing Sub-Advisory Agreements

         The New Small Capitalization Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit A, and the New International Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit B, will become effective as of the consummation of the Merger, contingent upon approval by the shareholders of the relevant Fund. If the shareholders approve the New Sub-Advisory Agreements, they will remain in effect for an initial term of one year from their effective dates, and may be renewed annually thereafter by specific approval of the Board of Directors or the shareholders of the Funds. As discussed above, all of the terms and provisions of the New Sub-Advisory Agreements, other than their effective dates and the sub-advisor to the Funds, are the same as those of the Existing Sub-Advisory Agreements. Those terms and provisions are summarized below.

         Under the terms of the New Sub-Advisory Agreements, as under the Existing Sub-Advisory Agreements, New Founders will agree to furnish the Investment Manager with investment advisory services in connection with continuous investment programs for the Funds, which are to be managed in accordance with their respective investment objectives, investment policies and restrictions as set forth in the Prospectus and Statement of Additional Information of the Company and in accordance with the Company's Articles of Incorporation and By-laws. Subject to the supervision and control of the Investment Manager, which in turn will be subject to the supervision and control of the Board of Directors, New Founders, in its discretion, will determine and select the securities to be purchased for and sold from each of the Funds and place orders with and give instructions to brokers, dealers and others to cause such transactions to be executed.

         Under the terms of the New Sub-Advisory Agreements, as under the Existing Sub-Advisory Agreements, sub-advisory fees are payable by ASISI, not by the Funds or their shareholders. For its fee, New Founders will agree to furnish at its expense all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreements. New Founder's compensation for the services provided under the New Sub-Advisory Agreements will be computed at an annual rate and will be payable monthly in arrears, based on the average daily net assets of the respective Fund for each month. For all services rendered to the Small Capitalization Fund, ASISI will calculate and pay New Founders at the annual rate of .50% of the portion of the Small Capitalization Fund's average daily net assets not in excess of $250 million; plus .45% of the portion of the Small Capitalization Fund's average daily net assets over $250 million. The aggregate fee paid by ASISI to Founders for services rendered under the Existing Small Capitalization Sub-Advisory Agreement for the period from July 28, 1997 (commencement of operations) to October 31, 1997 was $320. For all services rendered to the International Fund, ASISI will calculate and pay New Founders at the annual rate of .60% of the portion of the International Fund's average daily net assets not in excess of $100 million; plus .50% of the portion of the International Fund's average daily net assets over $100 million. The aggregate fee paid by ASISI to Founders for services rendered under the Existing International Sub-Advisory Agreement for the period from July 28, 1997 (commencement of operations) to October 31, 1997 was $284.

         The New Sub-Advisory Agreements are renewable annually by specific approval of the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund (as defined under the Investment Company Act). Any renewal by the Board requires the approval by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such renewal. Each New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided New Founders has received prior written notice thereof) upon termination of the Investment Management Agreement.

         Under the terms of the New Sub-Advisory Agreements, as under the Existing Sub-Advisory Agreements, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard by New Founders of its obligations under the New Sub-Advisory Agreements, New Founders shall not be liable to the Company, the Funds, the Funds' shareholders or ASISI for any loss suffered by such persons in connection with the services provided under the New Sub-Advisory Agreement. The New Sub-Advisory Agreements provide, however, that the foregoing provision does not constitute a waiver of any rights that the Company, the Funds, or ASISI may have under applicable law.

Information Concerning Founders

         Founders served as advisor or sub-advisor to 26 investment company portfolios as of November 28, 1997, including the Small Capitalization Fund and the International Fund. These 26 portfolios had aggregate assets of approximately $6.1 billion as of November 28, 1997. In addition, Founders provides investment management services to private institutional clients.

         The following table lists other investment companies or investment company portfolios for which Founders acts as investment advisor or sub-advisor that have similar investment objectives as the Small Capitalization Fund, as well as the rate of advisory or sub-advisory compensation payable to Founders and the net assets of the fund or portfolio.

--------------- ------------ -------------- -------------------- -------------
FUND            OBJECTIVE    INVESTMENT     FEE RATE             NET ASSETS
                             ADVISOR                             AS OF
                             OR                                  NOVEMBER
                             SUB-ADVISOR                         28, 1997

--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
Founders        Capital                     1.00% ton$250ment    $254,447,339
Discovery Fund  Appreciation                millionAdvisor
                                            0.80% next $250
                                            million
                                            0.70% thereafter

--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
Founders        Capital      Investment     1.00% to $250        $231,398,946
Frontier Fund   Appreciation Advisor        million
                                            0.80% next $250
                                            million
                                            0.70% thereafter

--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
American        Capital      Sub-Advisor    0.65% to $75         $267,418,044
Skandia Trust   Appreciation                million
- Founders                                  0.60% next $75
Capital                                     million
Appreciation                                0.55% thereafter
Portfolio


--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
Ohio National   Maximum      Sub-Advisor    0.65% to $75          $55,759,292
Fund, Inc.-     Capital                     million
Small Cap       Growth                      0.60% next $75
Portfolio                                   million
                                            0.55% thereafter
--------------- ------------ -------------- -------------------- -------------

         The following table lists other investment companies or investment company portfolios for which Founders acts as investment advisor or sub-advisor that have similar investment objectives as the International Fund, as well as the rate of sub-advisory compensation payable to Founders and the net assets of the fund or portfolio.

--------------- ------------ -------------- -------------------- -------------
FUND            OBJECTIVE    INVESTMENT     FEE RATE               NET ASSETS
                             ADVISER OR                                 AS OF
                             SUB-ADVISOR                             NOVEMBER
                                                                     30, 1997
--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
Founders        Capital      Investment     1.00% to $250        $132,434,590
Passport Fund   appreciation Advisor        million
                                            0.80% next $250
                                            million
                                            0.70% thereafter

--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
Manufacturers   Long-term    Sub-advisor    0.65% to $50         $128,394,424
Investment      capital                     million
Trust-          appreciation                0.60% next $150
International                               million
Small Cap                                   0.50% next $300
Trust                                       million
                                            0.40% thereafter


--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
American        Capital      Sub-advisor    0.60% to $100        $120,688,264
Skandia Trust   appreciation                million
- Founders                                  0.50% thereafter
Passport
Portfolio

--------------- ------------ -------------- -------------------- -------------
--------------- ------------ -------------- -------------------- -------------
North           Long-term    Sub-advisor    0.65% to $50          $17,780,545
American        capital                     million
Funds -         appreciation                0.60% next $150
International                               million
Small Cap Fund                              0.50% next $300
                                            million
                                            0.40% thereafter
--------------- ------------ -------------- -------------------- -------------

     Mr. Bjorn K. Borgen is the Chairman, Chief Executive Officer, Chief Investment Officer and sole director of Founders. Mr. Borgen is also the President and a director of Founders Funds, Inc. New Founders was organized as a Delaware limited liability company on November 26, 1997. The management board of New Founders currently consists of: Christopher M. Condron, Chairman, who is also Vice Chairman of MBC and President, Chief Executive Officer and Chief Operating Officer of Dreyfus, 200 Park Avenue, New York, New York 10166; Jonathan F. Zeschin, currently President and Chief Operating Officer of Founders, 2930 East Third Avenue, Denver, Colorado 80206; Gregory P. Contillo, currently Senior Vice President - Institutional Marketing of Founders; Stephen
E. Canter,  Vice Chairman and Chief Investment Officer of Dreyfus;  and Lawrence
S. Kash, Vice Chairman - Distribution of Dreyfus. Mr. Zeschin also is the Chief Executive Officer of New Founders, and Mr. Contillo also is the Senior Vice President - Institutional Marketing of New Founders. Two additional members will be added to the management board of New Founders, one qualified person from each of New Founders and another Mellon affiliate.

         Founders has advised the Company and ASISI that the staff of the Securities and Exchange Commission has been conducting an investigation concerning possible violations of the federal securities laws in connection with brokerage transactions Founders effected for certain of its private account clients during the period 1992 through mid-1995. The Commission has not yet made any determination as to whether any violations have occurred and, if so, whether any action is appropriate. Founders currently is engaged in discussions with the staff regarding this investigation.

         Section 15(f). The Company has been informed by Founders and Mellon that they intend to comply with Section 15(f) of the Investment Company Act.
Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be "interested persons" of the adviser or the predecessor advisor. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). None of the Company's Board of Directors are interested persons of Founders or Mellon. In addition, the Company has been advised that neither Mellon, Founders, or Mr. Borgen, will take any action, either before or for a period of three years after the Merger, that would have the effect of imposing an "unfair burden" on the Company as a result of the Merger. Founders has undertaken to pay all costs and expenses of the Meeting.

Other Matters and Shareholder Proposals

         The following table sets forth, as of December 31, 1997, each shareholder who, to the Company's knowledge, owns more than 5% of any class of shares of a Fund.

---------------- ------------------------ ---------------------- -------------
                 Name and Address of      Number of Shares        Percent of
Class            Beneficial Owner         Beneficially Owned*       Class

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
Small            Jeanne O'Dell Ttee             9,930.487           21.44%
Capitalization   Country Hills
Fund             Investments
Class A          2249 Country Club Loop
                 Westminster, CO 80234

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Wedbush Morgan                 3,828.000            8.27%
                 Securities A/C3735/1153
                 1000 Wilshire Blvd
                 Los Angeles, CA 90017

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 State Street Bank &            3,097.716            6.69%
                 Trust Co. Cust for the
                 IRA Rollover of Frank
                 Gould
                 2534 W Avenue J
                 San Angelo, TX 76901

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Wedbush Morgan                 2,931.000            6.33%
                 Securities, Inc. FBO
                 8501-2423 POB 30014
                 Los Angeles, CA 90030

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
Small            Marvin Burnett &               5,010.020            7.90%
Capitalization   Alison Burnett ATIC
Fund             6250 S Elmire Cir E
Class B          Englewood, CO 80111

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Terell Phillips                3,807.615            6.00%
                 Delaware Charter
                 IRA SEP
                 1044 SW 44th Suite 505
                 Oklahoma City, OK 73109

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Brian Doering                  3,406.814            5.37%
                 3868 39th Street
                 San Diego, CA 92105
---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
Small            State   Street  Bank  &        1,987.705            9.32%
Capitalization   Trust Co.  Cust for the
Fund             IRA of Deloris Dean
Class C          437 Benjamins Road
                 Santa Rosa, CA 95409

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Raymond James &                1,638.277           7.68%
                 Assoc. Inc CDSN
                 Donald A. Worley IRA
                 Acct#71390924
                 880 Carillon Pkwy
                 St. Petersburg, FL
                 33733

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Bill Bellis                    1,513.122           7.10%
                 Betty Bellis Jt Wros
                 RR4 Box 2430E
                 Savannah, TN 38372

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Craig Satterlee                1,369.799           6.42%
                 181 Blue Sky Drive
                 Marietta, GA 30068

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
Small            State   Street  Bank  &        5,053.082            6.87%
Capitalization   Trust Co.  Cust for the
Fund             IRA Rollover of
Class X          James Layhew
                 3936 Cloverfield Cir
                 Liverpool, NY 13090

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
International    State Street Bank &            1,862.470           8.89%
Fund             Trust Co. Cust for
Class A          the IRA Rollover of
                 Edythe J. Doerr
                 1824 Oak Road
                 North Brunswick, NJ
                 08902-2535

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 State Street Bank &            1,716.370            8.19%
                 Trust Co. Cust for the
                 IRA of Berthann Jones
                 110 Race Hill Road
                 Guilford, CT 06437

---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
                 State Street Bank &            1,433.266            6.84%
                 Trust Co. Cust for the
                 IRA of Myron Jennings
                 41 Sandown Road
                 Audubon, PA 19403

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
International    Vernice B. Ruiz                5,086.782           13.86%
Fund             6722 Casa Blanca
Class B          Houston, TX 77088

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Donaldson Lufkin               3,007.215            8.19%
                 Jenrette Securities
                 Corporation Inc.
                 P.O. Box 2052
                 Jersey City, NJ 07303

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Linda Tomkiewicz               1,998.802            5.45%
                 314 Arch Street
                 Delran, NJ 08075

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Nell T. Haddock                1,998.802            5.45%
                 10645 N. Tatum Blvd,
                 Ste 200, Box 288
                 Phoenix, AZ 85001
---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
International    State Street Bank &            1,978.589           10.86%
Fund             Trust Co. Cust for the
Class C          IRA of Deloris Dean
                 437 Benjamins Road
                 Santa Rosa, CA 95409

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Tawny Pace                     1,497.606            8.22%
                 869 Lucas Lane
                 Oldsmar, FL 34677

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 State Street Bank &            1,496.122            8.21%
                 Trust Co. Cust for the
                 IRA Rollover of
                 Eugene Vander Ark
                 3770 Black Creek Drive
                 Hudsonville, MI 49426

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 Craig Satterlee                1,355.124            7.44%
                 181 Blue Sky Drive
                 Marietta, GA 30068

---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
                 Antonio Narvaez, Jr.           1,178.517            6.47%
                 Ttee Antonio Narvaez
                 Jr. Char Remainder
                 Annuity Trust DTD
                 7-22-97
                 868 B. Sacramento Ave
                 Chicago, IL 60622

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
                 State Street Bank &             954.602             5.24%
                 Trust Co. Cust for the
                 IRA of William Dean
                 437 Benjamins Road
                 Santa Rosa, CA 95409

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------

---------------- ------------------------ ---------------------- -------------
---------------- ------------------------ ---------------------- -------------
International    State   Street  Bank  &        5,029.855            9.52%
Fund             Trust Co.  Cust for the
Class X          IRA Rollover of
                 James Layhew
                 3936 Cloverfield Cir
                 Liverpool, NY 13090

---------------- ------------------------ ---------------------- -------------

         The following table sets forth, as of December 29, 1997, the ownership of the Funds' shares by the Directors of the Company individually and of the Directors and officers as a group. The Directors and officers of the Company as a group owned less than 1% of the shares of any class of the Funds not listed in the table.

---------------- ---------------------- ---------------------- ---------------
                 Name of                Number of Shares         Percent of
Class            Beneficial Owner       Beneficially Owned*         Class

---------------- ---------------------- ---------------------- ---------------
---------------- ---------------------- ---------------------- ---------------
Small            Julian A Lerner                199.8              0.95%
Capitalization
Fund
Class A
---------------- ---------------------- ---------------------- ---------------
---------------- ---------------------- ---------------------- ---------------
                 Thomas M. Mazzaferro            5.0               0.02%

---------------- ---------------------- ---------------------- ---------------
---------------- ---------------------- ---------------------- ---------------
                 F. Don Schwartz                500.0               2.4%

---------------- ---------------------- ---------------------- ---------------
---------------- ---------------------- ---------------------- ---------------
                 Directors and officers         714.8               3.4%
                 as a group

---------------- ---------------------- ---------------------- ---------------
---------------- ---------------------- ---------------------- ---------------

---------------- ---------------------- ---------------------- ---------------

---------------- ---------------------- ---------------------- ---------------
International    F. Don Schwartz                500.0               1.1%
Fund
Class A

---------------- ---------------------- ---------------------- ---------------
---------------- ---------------------- ---------------------- ---------------
                 Directors and officers         510.0               1.1%
                 as a group
---------------- ---------------------- ---------------------- ---------------

*As  defined  by  the  Securities  and  Exchange   Commission,   a  security  is
beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

         Prior to the public offering of the Company's shares, ASISI owned all of the outstanding shares of the Funds and the other investment portfolios of the Company. As a result of such public offering, which commenced on July 28, 1997, ASISI may be deemed to have ceased to control the Company.

         The Board of Directors intends to bring before the Meetings the two Proposals set forth herein and in the foregoing Notice. The Directors do not expect any other business to be brought before the Meetings. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy or giving a proxy by telephone may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meetings.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meetings. Shares beneficially held by shareholders present in person or represented by proxy at the Meetings will be counted for the purpose of calculating the votes cast on the issues before the Meetings. Approval of the proposal requires the vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act, of the Funds, which means the vote of 67% or more of the shares of each Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the respective Fund are present or represented by proxy, or the vote of more than 50% of the outstanding shares of each Fund, whichever is less.

         Shares held by shareholders present in person or represented by proxy at a Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at a Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares, or if the broker has and exercises discretionary voting power. The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         Shareholders having more than one account in the Funds may receive separate mailings for each account containing this proxy statement and a proxy card. It is important to mark, sign, date and return all proxy cards received.

         In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meetings in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Company is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Company's Articles of Incorporation and By-laws.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Company certain proposals for shareholder action which he or she intends to introduce at such meetings; provided, among other things, that such proposal must be received by the Company a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                    By order of the Board of Directors

                                    /s/Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Advisor Funds, Inc.

LIST OF EXHIBITS


EXHIBIT A Form of New Sub-Advisory Agreement for the Small Capitalization Fund

EXHIBIT B Form of New Sub-Advisory Agreement for the International Fund

EXHIBIT A

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                             SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")   and   Founders   Asset   Management   LLC  (the
"Sub-Adviser").

                               W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the "Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF Founders Small Capitalization Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated June 1, 1997, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company as in effect from time to time (together, the "Registration Statement"), the Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and the Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series or portfolios of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series or portfolios.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F on behalf of the Fund. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares in the Fund and recommendations by the Investment Manager in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in Section 9 of this Agreement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

     (a) The Articles of Incorporation of the Company, as in effect on the date hereof;

     (b) The By-laws of the Company, as in effect on the date hereof;

     (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

     (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

     (e) The Management Agreement;

     (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof; and

     (g) A list of companies the securities of which are not to be bought or sold for the Fund.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

     (a) The Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission as of the date hereof;

     (b) The Sub-Adviser's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

     (d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. Purchases and sales of individual securities on behalf of the Fund and other series or portfolios of the Company or other accounts for investors or institutions as to which the Sub-Adviser exercises investment discretion will be made on a basis that is equitable and consistent with its fiduciary obligations to the Fund and such other accounts. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Adviser:               Founders Investments LLP
                           Founders Financial Center
                           2930 East Third Avenue
                           Denver, Colorado 80206
                           Attention: General Counsel

Company:                   American Skandia Advisor Funds, Inc.
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is February ___, 1998.

FOR THE INVESTMENT MANAGER:                 FOR THE SUB-ADVISER:



________________________________            _________________________
President & Chief Financial Officer         Thomas M. Mazzaferro


Date:    _____________________              Date:____________________


Attest:  _____________________              Attest:___________________

                      American Skandia Advisor Funds, Inc.
                     ASAF Founders Small Capitalization Fund
                             Sub-Advisory Agreement

                                    EXHIBIT A




         An annual rate of .50% of the portion of the average daily nets assets of the Fund not in excess of $250 million; plus .45% of the portion over $250 million.

EXHIBIT B

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                             SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")   and   Founders   Asset   Management   LLC  (the
"Sub-Adviser").

                               W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the "Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF Founders International Small Capitalization Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated June 1, 1997, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company as in effect from time to time (together, the "Registration Statement"), the Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and the Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series or portfolios of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series or portfolios.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F on behalf of the Fund. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares in the Fund and recommendations by the Investment Manager in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in Section 9 of this Agreement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

     (a) The Articles of Incorporation of the Company, as in effect on the date hereof;

     (b) The By-laws of the Company, as in effect on the date hereof;

     (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

     (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

     (e) The Management Agreement;

     (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof; and

     (g) A list of companies the securities of which are not to be bought or sold for the Fund.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

     (a) The Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission as of the date hereof;

     (b) The Sub-Adviser's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

     (d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. Purchases and sales of individual securities on behalf of the Fund and other series or portfolios of the Company or other accounts for investors or institutions as to which the Sub-Adviser exercises investment discretion will be made on a basis that is equitable and consistent with its fiduciary obligations to the Fund and such other accounts. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Adviser:               Founders Investments LLC
                           Founders Financial Center
                           2930 East Third Avenue
                           Denver, Colorado 80206
                           Attention: General Counsel

Company:                   American Skandia Advisor Funds, Inc.
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is February ___, 1998.

FOR THE INVESTMENT MANAGER:         FOR THE SUB-ADVISER:



________________________________            _________________________
President & Chief Financial Officer         Thomas M. Mazzaferro


Date:    _____________________              Date:____________________


Attest:  _____________________              Attest:___________________

                      American Skandia Advisor Funds, Inc.
              ASAF Founders International Small Capitalization Fund
                             Sub-Advisory Agreement

                                    EXHIBIT A




         An annual rate of .60% of the portion of the average daily nets assets of the Fund not in excess of $100 million; plus .50% of the portion over $100 million.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                     ASAF FOUNDERS SMALL CAPITALIZATION FUND
                         TO BE HELD ON FEBRUARY 24, 1998

         The undersigned hereby appoints Lucinda Ciccarello and Meg Burdick and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the above stated Fund of American Skandia Advisor Funds, Inc. (the "Company") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 24, 1998, at the offices of American Skandia Investment Services, Inc. at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

                  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the ASAF Founders Small Capitalization Fund of the Company. If the shares are jointly held, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the shareholder is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

HAS YOUR ADDRESS CHANGED?
=========================================
-----------------------------------------

|X|   PLEASE MARK VOTES AS IN THIS EXAMPLE


AMERICAN SKANDIA ADVISOR FUNDS, INC.                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ASAF FOUNDERS SMALL CAPITALIZATION FUND              OF THE COMPANY

                                                     THE BOARD OF DIRECTORS OF THE COMPANY  RECOMMENDS  VOTING FOR THE FOLLOWING
                                                     PROPOSAL:

                                                     THE   SHARES    REPRESENTED HEREBY  WILL  BE  VOTED  AS
                                                     INDICATED    OR   FOR   THE PROPOSAL  IF NO  CHOICE  IS
                                                     INDICATED.

                                                                                        For         Against        Abstain

                                                  PROPOSAL   TO  APPROVE  A  NEW
                                                  SUB-ADVISORY AGREEMENT   BETWEEN       []         []             []
                                                  AMERICAN SKANDIA  INVESTMENT
                                                  SERVICES, INCORPORATED    AND
                                                  FOUNDERS ASSET MANAGEMENT LLC
                                                  REGARDING INVESTMENT  ADVICE
                                                  TO THE ASAF FOUNDERS SMALL
                                                  CAPITALIZATION FUND.







Please be sure to sign and date this Proxy

Date ___________
                                         Mark box at right if an address  change
                                         has been noted on the  reverse  side of
                                         this card.

--------------------------------------------------------------------------------

Shareholder sign here             Co-owner sign here        RECORD DATE SHARES:



--------------------------------------------------------------------------------



                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
              ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                         TO BE HELD ON FEBRUARY 24, 1998

         The undersigned hereby appoints Lucinda Ciccarello and Meg Burdick and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the above stated Fund of American Skandia Advisor Funds, Inc. (the "Company") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Fund to be held at 10:30 a.m., Eastern Time, on February 24, 1998, at the offices of American Skandia Investment Services, Inc. at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

                  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the ASAF Founders International Small Capitalization Fund of the Company. If the shares are jointly held, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the shareholder is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

HAS YOUR ADDRESS CHANGED?
=========================================
-----------------------------------------

|X|   PLEASE MARK VOTES AS IN THIS EXAMPLE


AMERICAN SKANDIA ADVISOR FUNDS, INC.                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ASAF FOUNDERS INTERNATIONAL                          OF THE COMPANY
SMALL CAPITALIZATION FUND
                                                     THE  BOARD OF  DIRECTORS  OF THE  COMPANY  RECOMMENDS  VOTING  FOR THE
                                                     FOLLOWING PROPOSAL:

                                                     THE   SHARES    REPRESENTED HEREBY  WILL  BE  VOTED  AS    INDICATED
                                                     OR FOR THE PROPOSAL  IF NO  CHOICE  IS INDICATED.

                                                                                                     For   Against   Abstain

                                                  PROPOSAL   TO   APPROVE   A   NEW   SUB-ADVISORY   []      []         []
                                                  AGREEMENT  BETWEEN AMERICAN  SKANDIA  INVESTMENT
                                                  SERVICES,   INCORPORATED   AND  FOUNDERS   ASSET
                                                  MANAGEMENT  LLC REGARDING  INVESTMENT  ADVICE TO
                                                  THE   ASAF    FOUNDERS    INTERNATIONAL    SMALL
                                                  CAPITALIZATION FUND.















Please be sure to sign and date this Proxy
Date ___________
                                         Mark box at right if an address  change
                                         has been noted on the  reverse  side of
                                         this card.                         |--|

---------------------------------------------------------
Shareholder sign here      Co-owner sign here        RECORD DATE SHARES:
-------------------------------------------------------------------------------